Innealta Capital Sector Rotation Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: ICSIX)

Class N Shares (Symbol: ICSNX)

Supplement dated September 25, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated April 1, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

The Board of Trustees (the “Board”) of Northern Lights Fund Trust II has approved certain changes to Innealta Capital Sector Rotation Fund (the “Fund”). In particular, the Board approved certain changes to the Fund’s principal investment strategies.  In addition, Fund management has determined to change the benchmark index against which the Fund measures its performance.  The changes will be effective on or about September 30, 2013.

Investment Strategy Changes

As a result of these changes, the Fund will use an unconstrained strategy that will invest primarily in exchange traded funds (“ETFs”), that represent asset classes that include, sector (or sub-sector) markets as well as fixed income and alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility), rather than a constrained strategy that invests primarily in ETFs that represent equity securities within the Sector Allocation Portfolio (defined below) and fixed income securities.

Currently, under normal circumstances, the Fund’s strategy is based on a quantitatively driven, tactical asset allocation approach that potentially invests in up to 10 sectors as currently defined by the S&P 500 Global Industry Classification Structure (GICS) based on the specific risk/reward characteristics of each sector by investing in representative exchange-traded funds (ETFs) (the “Sector Allocation Portfolio”). The strategic weight of each sector is generally targeted to be 10%, and the sectors include, but are not limited to: 1) Consumer Discretionary; 2) Consumer Staples; 3) Energy; 4) Financials; 5) Health Care; 6) Industrials; 7) Information Technology; 8) Materials; 9) Telecom Services; and 10) Utilities.

The Fund’s new investment strategy is based on a proprietary tactical asset allocation model that potentially invests in U.S. sector and sub-sector (as defined by Global Industry Classification Structure (GICS) and/or similar industry-standard classification systems) equity markets based on the specific risk/reward characteristics of individual sector or sub-sector equity markets by investing in representative exchange-traded funds (“ETFs”) (the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities.

The Fund’s current strategy uses an econometric multifactor quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets. The framework was developed in order to produce a tactical asset allocation approach that incorporates both return generation and risk control and that seeks to balance the trade-off between the two. The framework incorporates variables that the Adviser believes have predictive capabilities in regard to equity performance. The Adviser analyzes these variables on an individual equity-market basis, meaning each sector is examined distinctly. The strategy is binary: the portfolio is either entirely in or out of a sector at any given time, with the potential investment in each sector equal to 10% of portfolio assets. Individual investments in sectors are thus equally weighted in the portfolio. Each sector is modeled independently and its risk/reward profile is compared to an equal investment in fixed income (the “Fixed Income Portfolio,” discussed below).  If the expected return per unit of risk of a sector is more favorable than that of the Fixed Income Portfolio, the portfolio will invest in the sector. If the expected return per unit of risk of a sector is less favorable than that of the Fixed Income Portfolio, the potential allocation—again, 10% is allocated to the Fixed Income Portfolio. Without specific restriction in regard to either metric, the Fixed Income Portfolio aims to generate above average yield with strict risk controls by investing in those fixed income sectors that we believe have strong risk-adjusted performance potential and eligible exchange traded fund representation. The portfolio is operated within a quantitative framework that ensures the portfolio-level yield, modified duration and volatility are strictly controlled. Assets in the Fixed Income Portfolio are apportioned across a spectrum of fixed income segments, that include but are not limited to: sovereign debt, short-term, intermediate-term and long-term U.S. Treasury Bonds; emerging market debt, short-term and intermediate corporate debt, inflation-protected Treasury bonds; high-yield corporate bonds; and an aggregate bond proxy. The Adviser optimizes across the fixed income sectors seeking to maximize return while simultaneously constraining risk. The Adviser focuses on liquidity, cost and tracking error as primary determinants in its ETF selection.   Additionally, the Fund currently seeks to outperform a composite benchmark comprised of 60% S&P 500 Total Return Index /40% Barclays Capital U.S. Aggregate Bond Index that is rebalanced quarterly on a risk-adjusted basis using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

Under the new investment strategy, the Fund, using a proprietary model, will allocate its portfolio in ETFs that represent the aforementioned sector (or sub-sector) markets as well as fixed income and alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market and may be invested in any number of sector and sub-sector equity markets including none.  For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes.  The Fund may also invest in leveraged, inverse and inverse leveraged ETFs, as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place.  The Fund’s new strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Investment Committee analyzes these variables daily on an individual equity market basis. Where the Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. The Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.  Further, under the new strategy, the Fund seeks to provide excess returns relative to its new primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

Under the current strategy, the Fund normally intends to invest approximately 98% of its assets in ETFs. A small cash position, generally approximately 2% of the Fund’s assets, will be retained for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs, or to maintain a larger cash position at any given time. Generally speaking, where the drift from intended allocations exceeds 10%, the Fund rebalances back to target weights on a quarterly basis, although the Fund reserves the right to rebalance more or less frequently, or using drift parameters that are lesser or greater than 10% from the target allocation. The Adviser may allocate assets between the Sector Allocation Portfolio and Fixed Income Portfolio without limitation, meaning up to 100% of the portfolio could be invested in either. The Fund could be 100% invested in equities ETFs if the Adviser were to find twenty sufficiently attractive individual sector equity classes. Conversely, if the Adviser could not find a single attractive sector equity class, the Fund could be 100% invested in fixed income ETFs.  The Fund is able to invest in fixed income ETFs that hold a range of fixed income securities of varying issuer type, maturity and credit quality.

Under the new strategy, the Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Under the new strategy, under normal market conditions, the Fund will target having approximately 98% of its assets in ETFs.  A small cash position, generally 1-2% is on hand at all times for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments.

Performance Benchmark Change

Additionally, effective September 30, 2013, the Fund’s current primary benchmark against which it measures its performance, the S&P 500 Total Return Index, is replaced with the Barclays Capital U.S. Aggregate Bond Index, which was previously a supplemental benchmark. The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. This change was made to better align the Fund’s benchmark with the neutral state of the Fund’s revised investment strategy.

***

Investors should review carefully the specific changes to the Prospectus of the Fund, reflecting the changes noted above, which are detailed below:

Effective on or about September 30, 2013, the following changes are made to the Prospectus of the Fund.

Change in the Fund’s Strategies and Risks

The section of the Prospectus entitled “Summary Section—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies.  The Innealta Sector Rotation strategy is based on a proprietary tactical asset allocation model that potentially invests in U.S. sector and sub-sector (as defined by Global Industry Classification Structure (GICS) and/or similar industry-standard classification systems) equity markets based on the specific risk/reward characteristics of individual sector or sub-sector equity markets by investing in representative exchange-traded funds (“ETFs”) (the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities.

The Fund operates as a fund of funds, investing primarily in ETFs.  Using a proprietary model, the Fund allocates its portfolio in ETFs that represent the aforementioned sector (or sub-sector) markets as well as fixed income and alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market and may be invested in any number of sector and sub-sector equity markets including none.  For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes.  The Fund may also invest in leveraged, inverse and inverse leveraged ETFs, as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place.

The Innealta Sector Rotation strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Investment Committee analyzes these variables daily on an individual equity market basis. Where the Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide excess returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

Under normal market conditions, the Fund will target having approximately 98% of its assets in ETFs.  A small cash position, generally 1-2% is on hand at all times for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments.

The following is added to the section of the Prospectus entitled “Summary Section —Principal Investment Risks”:

•

Leveraged, Inverse and Inverse-Leveraged ETF Risk.  .  If you invest in the Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

•

Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•

Commodities Risk.   Investing in the commodities markets (indirectly) may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

High Volatility in Rising Markets Risk. The Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

•

Derivatives Risk: The Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

The section of the Prospectus entitled “Performance” is supplemented as follows:

Annual Total Returns

The Fund’s Annual Total Returns prior to September 30, 2013 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies.

Change in the Fund’s Benchmark

The Fund’s benchmark against which it measures its performance, the S&P 500 Total Return Index, is replaced with the Barclays Capital U.S. Aggregate Bond Index, which was previously a supplemental benchmark. The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. The index currently includes U.S. Treasuries, government-related issues, corporate bonds, agency mortgage-backed passthroughs, consumer asset-backed securities, and commercial mortgage-backed securities. Fund management may change the benchmark against which the Fund measures its performance without shareholder approval.

Therefore, the table entitled “Average Annual Total Returns for the periods ended December 31, 2012” is supplemented with the following footnote:

(3)

Effective September 30, 2013, the Fund changed its primary benchmark from the S&P 500 Total Return Index to the Barclays Capital U.S. Aggregate Bond Index, which was previously a supplemental benchmark, to align better with the neutral state of the Fund’s revised investment strategy.

The section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies.  The Innealta Sector Rotation strategy is based on a proprietary tactical asset allocation model that potentially invests in U.S. sector equity markets based on the specific risk/reward characteristics of individual sector and sub-sector (as defined by Global Industry Classification Structure (GICS) and/or other similar industry-standard classification systems) individual equity market by investing in representative equity-only exchange-traded funds (“ETFs”)(the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities.

The Fund operates as a fund of funds, investing primarily in ETFs.  Using a proprietary model, the Fund allocates its portfolio in ETFs that represent the aforementioned sector (or sub-sector) markets as well as fixed income or alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% of its assets in any single sector and may be invested in any number of sectors or sub-sectors, including none.  For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes.  The Fund may also invest in leveraged, inverse and inverse leveraged ETFs, as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes.  Further, the Fund may invest in ETFs that track volatility in the market place.

The Innealta Sector Rotation strategy is based on an approach that seeks to balance the trade-off between return generation and risk control. The process incorporates variables that the Adviser believes have predictive capabilities with respect to equity performance. The Investment Committee analyzes these variables daily on an individual equity market basis. Where the Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF.  If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide excess returns relative to the Barclays Capital U.S. Aggregate Bond Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Adviser utilizes its proprietary tactical asset allocation model to determine a portfolio allocation to equities (sector-representative ETFs), fixed income, or alternative asset classes under specific investment parameters, according to market indicators provided by the Adviser’s proprietary investment process.  The strategy uses a proprietary quantitative framework based on economic, fundamental, risk and technical analyses that evaluate the risk/reward potential of investing in the equity markets. The framework incorporates variables that the Adviser believes have predictive capabilities in regard to equity performance. Each sector is examined individually as the Adviser analyzes these variables on an individual equity-market basis.

To determine fit for potential investment, the Adviser reviews the assets within the ETF, in addition to the normal dollar volume liquidity of the ETF itself, in the context of: (1) the size of the market and the liquidity of the underlying asset class the ETF represents; (2) the likely size of the position we intend to establish; and (3) the sophistication of the ETF provider.

The Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets.  Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets. Such fixed income securities may be of any maturity, duration or quality, including those that are rated below investment grade.

The Fund normally intends to invest approximately 98% of its assets in ETFs.  A small cash position, generally approximately 2% of the Fund’s assets, will be retained for flexibility, although the Fund reserves the right to invest 100% of its assets in ETFs, or to maintain a larger cash position at any given time.

The following is added to the section of the Prospectus entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Principal Investment Risks”:

Leveraged, Inverse and Inverse-Leveraged ETF Risk.  If you invest in the Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs.  Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets.  Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.

Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

Commodity Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

High Volatility in Rising Markets Risk. The Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.

Derivatives Risk. The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by underlying investment funds could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC.

Futures Risk.  The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk.  Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.  There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities.  While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of futures depends upon a variety of factors, particularly the ability of the adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class N and Class I shares dated April 1, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-USE-ETFS.